Exhibit 99.2 1 A c q u i s i t i o n o f T E G N A I n c . – A u g u s t 2 0 2 5

Forward Looking Statements This communication includes forward-looking statements. Nexstar Media Group, Inc. (“Nexstar”) and TEGNA Inc. (“TEGNA”) have based these forward-looking statements on Nexstar’s and TEGNA’s current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, Nexstar and TEGNA claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this communication, concerning, among other things, the ultimate outcome, benefits and synergies of any possible transaction between Nexstar and TEGNA and timing thereof, and future financial performance, including changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including the timing of and any potential delay in consummating the proposed transaction, the risk that the conditions to closing of the proposed transaction (including the necessary regulatory approvals or the approval of TEGNA’s stockholders) may not be satisfied in the anticipated timeframe or at all and the transaction may not close, the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, the risk that Nexstar fails to obtain the necessary financing arrangements set forth in the debt commitment letters delivered pursuant to the Agreement, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nexstar’s or TEGNA’s common stock, the risk that the disruption from the proposed transaction may make it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with Nexstar’s or TEGNA’s customers, vendors and others with whom it does business, the risks related to disruption of TEGNA management’s attention from TEGNA’s ongoing business operations due to the proposed transaction, the impact of changes in national and regional economies, the ability to service and refinance Nexstar’s and/or TEGNA’s outstanding debt, successful integration of TEGNA (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Unless required by law, Nexstar and TEGNA undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see Nexstar’s and TEGNA’s filings with the Securities and Exchange Commission. This presentation also includes certain forward-looking non-GAAP financial measures, which Nexstar and TEGNA management believe to be useful to investors and analysts. A reconciliation to historical non-GAAP figures is provided in the Appendix. Nexstar and TEGNA are unable to provide a full reconciliation of the non-GAAP measures used in the forward-looking measures without unreasonable effort because it is not possible to predict with a reasonable degree of certainty the information necessary to calculate such measures on a GAAP basis because such information is dependent on future events that may be outside of Nexstar’s and TEGNA's control. The unavailable information could have a significant impact on Nexstar's and TEGNA's GAAP financial results. 2

Other Disclosures Additional Information and Where to Find It This communication is being made in respect of a proposed business combination involving Nexstar and TEGNA. In connection with the proposed transaction, TEGNA intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. The information in the preliminary proxy statement will not be complete and may be changed. TEGNA will deliver the definitive proxy statement to its shareholders as required by applicable law. This communication does not constitute a solicitation of any vote or approval and is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed business combination. INVESTORS AND SECURITY HOLDERS OF TEGNA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by TEGNA (when they become available) may also be obtained free of charge from TEGNA’s website at TEGNA.com. The description of the definitive agreement and the transactions contemplated thereby in this presentation is subject to, and is qualified in its entirety by reference to, the full terms of the merger agreement, which Nexstar and TEGNA will each be filing with the U.S. Securities and Exchange Commission on Form 8-K. Upon completion of the transaction, TEGNA’s common stock will no longer be publicly listed. Participants in the Solicitation TEGNA and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding TEGNA’s directors and executive officers is available in TEGNA’s proxy statement for the 2025 annual meeting of stockholders, which was filed with the SEC on April 8, 2025 (the “2025 Annual Meeting Proxy Statement”), and in other documents filed by TEGNA with the SEC. Please refer to the sections captioned “Director Compensation,” “Executive Compensation” and “Securities Beneficially Owned by Directors, Executive Officers and Principal Shareholders” in the 2025 Annual Meeting Proxy Statement. To the extent holdings of such participants in TEGNA’s securities have changed since the amounts described in the 2025 Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4s, filed by Lynn B. Trelstad on April 11, 2025, August 4, 2025 and August 7, 2025; Form 4s, filed by Scott K. McCune on May 5, 2025 and May 23, 2025; Form 4s, filed by Catherine Dunleavy on May 5, 2025 and May 23, 2025; Form 4s, filed by Gina L. Bianchini on May 5, 2025 and May 23, 2025; Form 4s, filed by Neal Shapiro on May 5, 2025 and May 23, 2025; Form 4s, filed by Howard D. Elias on May 5, 2025 and May 23, 2025; Form 4s, filed by Stuart J. Epstein on May 5, 2025 and May 23, 2025; Form 4, filed by Karen H. Grimes on May 5, 2025; Form 4s, filed by Denmark West on May 5, 2025 and May 23, 2025; Form 4, filed by Melinda Witmer on May 23, 2025; Form 4, filed by Henry Wadsworth McGee III on May 23, 2025; Form 4, filed by Julie Heskett on June 4, 2025; Form 4, filed by Thomas R. Cox on June 4, 2025; Form 4, filed by Clifton A. McClelland III on August 7, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph. 3

Nexstar + TEGNA: Powering the Future of Local Media 1 Enhanced Scale to Compete with Big Tech and Big Media 2 Preserves High-Quality Local Journalism and Diversity of Opinion 3 Increases Geographic Diversity and Enhances Local Presence + 4 Identified and Achievable Synergy Opportunity Backed by Proven Execution Track Record 5 Expected to Drive Increased Profitability and Returns for Nexstar Shareholders 4

Transaction Summary ⚫ $22.00 per share, all cash offer Key Terms ⚫ $6.2 billion transaction value, including TEGNA net debt and estimated transaction expenses ⚫ 31% premium to the 30-day average stock price of TEGNA ending August 8, 2025, the last closing stock price prior to media reports of a potential transaction Shareholder Benefits ⚫ Expected to increase Nexstar Adjusted Free Cash Flow by more than 40% in the first twelve months after closing ⚫ Estimated $300 million of annual net synergies to be achieved from a combination of revenue synergies and net operating expense reductions based on estimates for 2025 Synergies ⚫ Substantial majority expected to be achieved in the first twelve months after closing ⚫ Committed financing in place to finance the cash purchase price and TEGNA debt ⚫ Approximately 4x leverage estimated at closing reflecting Adjusted EBITDA calculated on an last eight quarters annualized basis, including expected synergies (calculated in accordance with Nexstar’s covenant compliance calculation, excluding The CW) Capital Structure ⚫ Consistent with past practice, plan to deploy excess free cash flow to repay debt ⚫ Expectation to return to current leverage levels in 2028 (Nexstar covenant leverage as of June 30, 2025 was 3.2x on a last eight quarters annualized basis) ⚫ Requires TEGNA shareholder approval and customary regulatory approvals Approvals and Timing ⚫ Anticipated closing by the second half of 2026 5

Enhances Nexstar’s Position as a Leading Local Media Company Note: Statistics reflect our and our partners’ stations. Combined Television Stations Full-power Stations 265 versus 201 stand alone Combined Audience Reach U.S. TV Households 80% versus 70% stand alone Combined DMAs U.S. 132 DMAs versus 116 stand alone 9 of the Top 10 DMAs 41 of the Top 50 DMAs Enhanced Local Presence of TEGNA’s 51 DMAs 35 overlap with Nexstar DMAs Increased Presence in Nexstar TEGNA Both Contested Election Markets Phoenix, AZ, Atlanta, GA, Toledo, OH, Portland, ME 6

Nexstar’s Enhanced Scale Will Enable it to Better Compete with Big Tech and Big Media ($ in millions) Financial results reflect the reported results for the last eight quarters annualized for the quarter ended June 30, 2025 on a stand alone and combined basis Combined Net Revenue (Reported) $5,153 $2,948 $8,101 (1) Adjusted EBITDA (Reported) 1,751 807 2,558 Expected Synergies ~ $300 (1) Please refer to the Appendix for definitions and reconciliations of non-GAAP measures to their nearest GAAP measures. 7

Identified Synergies with Proven Track Record of Execution

Nexstar has extensive experience successfully executing on its synergy playbook.

- Identified synergies include contractual revenue synergies, station-level and corporate overhead cost savings
- Substantially all synergies are expected to be realized in the first twelve months post closing
- Costs to realize synergies are included in transaction expenses in connection with the stated purchase price

Estimated TEGNA Transaction Synergies are Comparable to Those Completed in the Prior Tribune Media Transaction

($ in millions)	TEGNA	Tribune Media
Transaction Announcement Date	*August 2025*	*December 2018*
Reporting Period	*Last 8 Quarters Ending 6/30/25 Annualized*	*Average of Years Ended December 31, 2017 and 2018*
Net Revenue *(Reported)*	$2,948	$1,929
Adjusted EBITDA (1) *(Reported)*	807	546
Expected Synergies	~300	185
Synergies as a % of EBITDA	**~37%**	**34%**

Note: Tribune Media synergies reflect revised synergy expectation as of 9/19/2019. Tribune Media excludes the impact of divestitures completed in connection with the transaction which accounted for approximately $391 million of revenue in 2018.

(1) Please refer to the Appendix for definitions and reconciliations of non-GAAP measures to their nearest GAAP measures.

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Financing and Capital Allocation

After closing, Nexstar expects to use its excess free cash flow to deleverage.

Financing	Capital Allocation
• Nexstar has committed financing from BofA Securities, J.P. Morgan Chase Bank N.A. and Goldman Sachs & Co. LLC • Transaction will be financed with a combination of new financing, cash on hand, cash generated between signing and closing and revolver borrowing capacity • TEGNA debt will refinanced and/or assumed at close • Pro forma for the transaction, Nexstar covenant leverage is expected to be approximately 4x (versus 3.2x as of June 30, 2025) on an L8QA basis	• Upon completion of the transaction, Nexstar expects to redeploy capital previously used to repurchase shares to deleverage • Acquisition of TEGNA is expected to be more accretive than share repurchases • Expectation to reduce leverage to current levels in 2028 • Expectation to continue to pay dividends, subject to Board approval

Track Record of Deleveraging

Subsequent to the acquisition of Tribune Media in 2019, Nexstar used a substantial portion of its excess free cash flow to de-lever, reducing debt by $2BN.



($ in millions)
-$2BN
2019 – 2025
$9,000
$6,000
$3,000
$-
$8,493
$7,668
$7,415
$6,951
$6,837
$6,523
$6,383
2019
2020
2021
2022
2023
2024
Q2 2025

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Nexstar Has a Long Track Record of Innovation and Growth $8BN+ Revenue $5BN+ Revenue 2025-2026 First to $2BN -> $4BN Revenue materially benefit Early–2020’s from expected Growth by realizing $200MM changes in the scale efficiencies, Revenue regulatory Mid-Late 2010’s developing spectrum framework <$100MM Successful, assets and organic Revenue accretive station and inorganic initiatives Mid 2000’s acquisitions First to secure Announced 2025 20+ Transactions material cash Late 1990’s Launched 2020/2021 payment for Pioneered JSA/SSA retransmission structure to improve consent for local Acquired 2019 operational synergies Acquired 2021 signals from MVPDs Acquired 2017 10 Acquired 2022

Appendix

Disclosures and Definitions Regarding Non-GAAP Financial Information This investor presentation includes non-GAAP measures including Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow. Definitions of these non-GAAP measures, reconciliations to their nearest GAAP measures, and the reasons management believes these measures provide useful information for investors are included herein. These non-GAAP measures are unaudited and should not be considered an alternative to, or more meaningful than GAAP results provided herein but are used by management as an analytical tool to assess its business. In addition, the results are not necessarily indicative of future performance. Adjusted EBITDA is calculated as net income, plus or (minus): transaction, other one-time and restructuring expenses, stock-based compensation expense, depreciation and amortization expense (excluding amortization of broadcast rights), amortization of basis difference of equity method investments, (gain) loss on asset disposal, impairment charges, interest expense, net, pension and other postretirement plans costs (credit), income tax expense (benefit) and other operating and non-operating expense (income). We consider Adjusted EBITDA to be an indicator of our assets’ operating performance. Free Cash Flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted Free Cash Flow is calculated as Free Cash Flow plus or (minus): transaction, other one-time and restructuring expenses, changes in operating assets and liabilities, net of acquisitions (excluding changes in income tax payable), taxes paid on sale of assets, pension and other postretirement plans costs (credit), (payments) for capitalized software obligations, proceeds from disposal of assets and insurance recoveries and other expense (income), cash contribution from (distribution to) noncontrolling interests and other items. We consider Adjusted Free Cash Flow to be an indicator of our liquidity. We consider Adjusted Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be available for use in ongoing operations, debt payments, pension contributions, dividends, share repurchases, acquisitions and other items. Adjusted Free Cash Flow is not intended to represent the amount of cash flow available for discretionary expenditures as certain items and non- discretionary expenditures, such as changes in working capital, mandatory debt service requirements and pension contributions, are not deducted from this measure. 12

(1) Combined Company Financial Reconciliations Unaudited - ($ in millions) (2) Anualized for the last eight quarters ended June 30, 2025 Nexstar TEGNA Combined Net Revenue $5,153 $2,948 $8,101 Net Income 489 449 9 38 Adjusted EBITDA 1,751 807 2,558 Net Revenue Nexstar TEGNA Combined Six Months Ended June 30, 2025 $2,462 $1,355 $3,817 Year Ended December 31, 2024 5,407 3,102 8 ,509 Year Ended December 31, 2023 4,933 2,911 7,844 Six Months Ended June 30, 2023 2,497 1,472 3,969 Net Income Nexstar TEGNA Combined Six Months Ended June 30, 2025 $188 $126 $314 Year Ended December 31, 2024 683 599 1,282 Year Ended December 31, 2023 270 476 746 Six Months Ended June 30, 2023 163 30 4 467 Adjusted EBITDA Nexstar TEGNA Combined Six Months Ended June 30, 2025 $770 $298 $1,068 Year Ended December 31, 2024 2,004 960 2,964 Year Ended December 31, 2023 1,477 763 2,240 Six Months Ended June 30, 2023 749 408 1,157 (1) Represents the combined results of Nova and Teton and are not intended to represent pro forma financial information under Section 11 of Regulation S-X of the Securities Exchange Act of 1934, as amended. (2) Annualized amounts are calculated by dividing the sum of the results during the last eight quarters ended June 30, 2025 by two. 13

Adjusted EBITDA Reconciliation – Nexstar Six Months Six Months Unaudited Ended, Year Ended, Ended, ($ in millions) 6/30/2025 12/31/2024 12/31/2023 6/30/2023 Net Income $188 $683 $270 $163 Add (Less): (1) Transaction, other one-time and restructuring expenses 10 12 15 11 Stock-based compensation expense 39 78 60 27 Depreciation and amortization expense 402 808 9 41 511 (Amortization) of broadcast rights expense (168) (324) (453) (269) Goodwill and long-lived assets impairments - 24 35 - Amortization of basis difference of equity method investments 35 70 70 35 Interest expense, net 194 444 447 218 Pension and other postretirement plans (credit), net (16) (27) (36) (19) Income tax expense 80 276 131 77 Gain on disposal of an investment - (40) - - Other 6 - (3) (5) Adjusted EBITDA $770 $2,004 $1,477 $749 (1) Primarily includes severance, legal and other direct expenses associated with our completed or proposed strategic transactions and/or acquisitions, any fees or other direct expenses associated with financing transactions, and severance and other direct expenses associated with restructuring activities. 14

Adjusted EBITDA Reconciliation – TEGNA Six Months Six Months Unaudited Ended, Year Ended, Ended, ($ in millions) 6/30/2025 12/31/2024 12/31/2023 6/30/2023 Net Income $126 $599 $476 $304 Add (Less): Merger termination fee - - (136) (136) M&A-related costs - 2 20 20 (1) Retention costs 2 14 8 - Workforce restructuring 3 19 - - Octillion earnout adjustment 2 (4) - - (2) Stock-based compensation expense 11 29 21 9 Depreciation 31 60 60 30 Amortization of intangible assets 18 54 53 27 Asset impairment and other - 1 4 3 Interest expense 84 169 173 86 Interest income (16) (27) (29) (16) Provision for income taxes 35 174 130 76 Other non-operating items, net 2 (130) (17) 5 Adjusted EBITDA $298 $960 $763 $408 (1) Includes stock-based compensation and cash retention costs. (2) Excludes stock-based compensation expense from Teton’s stock 401(k) match contributions. 15

Adjusted EBITDA Reconciliation – Tribune Media Unaudited Year Ended, ($ in millions) 12/31/2018 12/31/2017 Net Income $413 $197 Add (Less): Income from discontinued operations, net of taxes - (14) Income tax expense (benefit) 113 (301) Reorganization items, net 2 2 Other non-operating gain, net - - Write-downs of investments - 193 Loss (gain) on investment transactions, net 1 (8) Loss on extinguishments and modification of debt - 21 Pension and other postretirement periodic benefit credit, net (28) (23) Interest expense 169 1 59 Interest and dividend income (12) (3) Income on equity investments, net (169) (137) Depreciation 54 56 Amortization 167 167 Stock-based compensation 23 31 Impairment of other intangible asset 3 - Impairments of broadcast rights 28 80 Severance and related charges 7 11 Transaction-related costs 46 38 Gain on sales of spectrum (133) - Spectrum repack reimbursements (11) (1) Gain on sales of real estate, net (25) (29) Pension expense 1 1 Other 2 2 Adjusted EBITDA $651 $442 16